UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2016

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01	Other Events.

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2016, each of the following members of the board of directors of Speed Commerce, Inc. (the “Company”) provided notice of their resignations as members of the board of directors of the Company, effective immediately: (i) Rebecca Lynn Atchison, Stephen F. Duchelle, Timothy R. Gentz, Fredrick C. Green IV, Scott A. Guilfoyle, and Bradley J. Shisler (collectively, the “Resigning Directors”). Each of the Resigning Directors indicated that their decision to resign from the board of directors of the Company was not due to any disagreements with the Company on any matter relating to its operations, policies or practices.

Item 8.01 Other Events.

As previously disclosed, the Company was in default of the terms of that certain Amended and Restated Credit and Guaranty Agreement by and among the Company and Garrison Loan Agency Services LLC, as Administrative Agent and Collateral Agent, and the lenders from time to time party thereto (collectively, the “Lenders”), dated as of November 21, 2014, and that was attached as Exhibit 10.1 to that certain current report on Form 8-K filed by the Company on November 26, 2014, as amended (the “Credit Agreement”). The Company was unable to cure the defaults under the Credit Agreement, or to repay the amounts owed under the Credit Agreement and on June 8, 2016, the Lenders completed a foreclosure of all assets of the Company pursuant to Section 9-620 of the New York Uniform Commercial Code. This foreclosure left the Company without the assets necessary to meet its contractual obligations to its customers, or to resolve its remaining liabilities.

Preceding the resignations described in Item 5.02 above, the board of directors of the Company authorized and directed that the Company, together with its subsidiaries, be dissolved pursuant to applicable law. As the Company is insolvent, it will not be making a distribution to its shareholders, and no assurance can be made regarding its ability to conduct an orderly wind down and dissolution, or that it will not pursue bankruptcy protection.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve expectations, projections, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “intend,” “continue,” “will,” or “may” or other comparable terms and phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results and actions to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include a variety of factors, many of which are beyond the Company’s control, many of these factors are described from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events, or results speak only as of the date that such statements are made, and the Company can give no assurance that these expectations and assumptions will prove to have been correct and actual results and actions may vary materially from these statements. The Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2016	SPEED COMMERCE, INC.

	By:	/s/ Dalton Edgecomb
	Name:	Dalton Edgecomb
	Title:	Interim Chief Executive Officer